UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2022

SOUTHSTATE CORPORATION

(Exact name of registrant as specified in its charter)

South Carolina (State or Other Jurisdiction of Incorporation)	001-12669 (Commission File Number)	57-0799315 (IRS Employer Identification No.)

1101 First Street South, Suite 202 Winter Haven, FL (Address of principal executive offices)	33880 (Zip Code)

(863) 293-4710

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $2.50 per share	SSB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Introduction.

This Current Report on Form 8-K is being filed in connection with the completion on March [1], 2022 (the “Closing Date”) of the previously announced merger between SouthState Corporation, a South Carolina corporation (“SouthState” or the “Company”), and Atlantic Capital Bancshares, Inc., a Georgia corporation (“Atlantic Capital”), pursuant to the Agreement and Plan of Merger, dated as of July 22, 2021 (the “Merger Agreement”), by and between SouthState and Atlantic Capital.

Pursuant to the Merger Agreement, (i) Atlantic Capital merged with and into SouthState, with SouthState continuing as the surviving corporation (the “Merger”), and (ii) immediately following the Merger, Atlantic Capital Bank, N.A., a national banking association and wholly-owned subsidiary of Atlantic Capital (“Atlantic Capital Bank”), merged with and into SouthState Bank, National Association, a national banking association and wholly owned bank subsidiary of SouthState (“SouthState Bank”), with SouthState Bank continuing as the surviving bank (the “Bank Merger”).

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, no par value, of Atlantic Capital (“Atlantic Capital Common Stock”) issued and outstanding immediately prior to the Effective Time, other than certain shares held by Atlantic Capital or SouthState, was converted into the right to receive 0.3600 shares (the “Exchange Ratio”) of common stock, par value $2.50, of SouthState (“SouthState Common Stock”). Each holder of Atlantic Capital Common Stock converted pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of SouthState Common Stock (after taking into account all shares held by such holder) will instead receive cash (without interest) in lieu of such fractional share in accordance with the terms of the Merger Agreement.

At the Effective Time, each outstanding option to purchase shares of Atlantic Capital Common Stock (an “Atlantic Capital Option”), whether vested or unvested, was converted into an option to purchase shares of SouthState Common Stock (a “SouthState Option”), with the number of shares underlying such SouthState Option and the applicable exercise price adjusted based on the Exchange Ratio. At the Effective Time, each outstanding restricted stock award in respect of shares of Atlantic Capital Common Stock (an “Atlantic Capital Restricted Share”) was converted into a restricted stock award in respect of shares of SouthState Common Stock (a “SouthState Restricted Share”), with the number of South State Restricted Shares adjusted based on the Exchange Ratio. At the Effective Time, each outstanding performance award in respect of shares of Atlantic Capital Common Stock (a “Atlantic Capital Performance Share Award”) was converted into a time-vesting restricted stock unit award in respect of shares of SouthState Common Stock (a “SouthState Stock-Based RSU”), with the number of shares underlying such SouthState Stock-Based RSU determined assuming performance goals are satisfied at the greater of target and actual levels of performance as of immediately prior to the Effective Time and adjusted based on the Exchange Ratio. Following the Effective Time, SouthState Options, SouthState Restricted Shares and SouthState Stock-Based RSUs remain subject to the same terms and conditions as were applicable to the corresponding Atlantic Capital Options, Atlantic Capital Restricted Shares and Atlantic Capital Performance Share Awards immediately prior to the Effective Time, except that each SouthState Stock-Based RSU that was an Atlantic Capital Performance Share Award will be subject only to time-vesting.

The foregoing description of the Merger, the Bank Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed hereto as Exhibit 2.1 and incorporated herein by reference.

The total aggregate consideration payable in the Merger was approximately 7.4 million shares of SouthState Common Stock. The Registration Statement on Form S-4 (File No. 333-259561) filed by Atlantic Capital with the Commission on September 15, 2021, as amended by Amendment No. 1 filed on October 14, 2021, which became effective on October 15, 2021 (the “Proxy Statement/Prospectus”) contains additional information about the Merger Agreement and the transactions contemplated thereby.

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 with respect to the ACB Indebtedness (as defined in Item 2.03) is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introduction is incorporated herein by reference.

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Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the Merger, on the Closing Date, the Company assumed Atlantic Capital’s obligations as required by the Indenture dated as of August 20, 2020 between Atlantic Capital and U.S. Bank Trust Company, National Association (the successor in interest to U.S. Bank National Association), as trustee, pursuant to which Atlantic Capital entered into a Subordinated Note Purchase Agreement with certain qualified institutional buyers and accredited investors and issued $75 million in aggregate principal amount of its 5.50% Fixed to Floating Rate Subordinated Notes due 2030 (the “ACB Indebtedness”). The supplemental indenture pursuant to which the Company assumed the ACB Indebtedness has not been filed herewith pursuant to Item 601(b)(4)(v) of Regulation S-K under the Securities Act. The Company agrees to furnish a copy of such indentures to the Commission upon request.

The foregoing description of SouthState’s assumption of the ACB Indebtedness is qualified in its entirety by reference to the full text of the Indenture, form of note, form of Subordinated Purchase Agreement and form of Registration Rights Agreement, copies of which are filed hereto as Exhibits 4.1, 4.2, 10.1 and 10.2 and incorporated herein by reference.

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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board of Directors

In accordance with the terms of the Merger Agreement and the Bylaws Amendment (as defined under Item 5.03 below), the size of the board of directors of the Company (the “Board”) as of the Effective Time was increased to consist of a total of 19 directors, including two (2) directors that served on Atlantic Capital’s board immediately prior to the Merger (the “New Directors”). The existing 17 members of SouthState’s board of directors serving immediately prior to the Merger will continue to serve on the Company’s board.

Other than the Merger Agreement, there are no arrangements between the New Directors and any other person pursuant to which the New Directors were selected as directors. There are no transactions in which any New Director has an interest requiring disclosure under Item 404(a) of Regulation S-K. Non-employee members of the Board will be compensated for such service in accordance with SouthState’s non-employee director compensation policies. Biographies of the New Directors can be found in the definitive proxy statement (File No. 001-37615) filed by Atlantic Capital in connection with its 2021 annual meeting of shareholders on April 9, 2021.

Officers

The Merger Agreement also provides, among other things, that effective as of the Effective Time, Douglas L. Williams, the current President and Chief Executive Officer of Atlantic Capital, will serve as the President of the Atlanta Banking Group and Head of Corporate Banking for SouthState Bank and a member of the Executive Management Committee of SouthState Bank. In addition, Kurt Shreiner, the President of the Corporate Financial Services Division of Atlantic Capital, will serve in the same position at SouthState Bank, and Rich Oglesby, the President of the Atlanta Division of Atlantic Capital, will serve in the same position at SouthState Bank. There are no family relationships between Messrs. Williams, Oglesby and Shreiner and any of the Company’s directors or executive officers. The Company has not entered into any transactions with the foregoing individuals that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Employment Agreements

As previously described in the Proxy Statement/Prospectus, each of Messrs. Williams, Oglesby and Shreiner has entered into an employment agreement with SouthState setting forth the terms of his or her employment with SouthState following the Effective Time (collectively, the “Employment Agreements”). For a description of the Employment Agreements and additional information about the arrangements and transactions with respect to SouthState’s named executive officers in connection with the Merger, see the section in the Proxy Statement/Prospectus entitled “The Merger—Interests of Atlantic Capitals’s Directors and Executive Officers in the Merger.” Such description is incorporated herein by reference.

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Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously discussed, the Company amended its Amended and Restated Bylaws (such amendment, the “Bylaws Amendment” and the Company’s bylaws, as amended by the Bylaws Amendment, the “Amended and Restated Bylaws”) to, among other things, increase the size of the Company Board from sixteen directors to nineteen directors. The Bylaws Amendment provides that the Company Board shall be comprised of (i) eight Legacy South State Directors (as defined in the Amended and Restated Bylaws), (ii) eight Legacy CenterState Directors (as defined in the Amended and Restated Bylaws) and (iii) three directors who are neither Legacy South State Directors nor Legacy CenterState Directors (each such director, a “Non-Legacy Director”).

In addition, the Bylaws Amendment allows for the appointment of Non-Legacy Directors to the committees of the Company Board, as long as there remains an equal number of Legacy South State Directors and Legacy CenterState directors on such committees.

The foregoing summary of the Bylaws Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is filed hereto as Exhibit 3.1 and incorporated herein by reference.

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Item 9.01	Financial Statements and Exhibits.

(a)Financial statements of businesses acquired.

The Company’s acquisition of Atlantic Capital does not constitute a business acquisition at the significance level that would require the filing of financial statements as contemplated by Rule 3.05 of Regulation S-X.

(b)Pro forma financial statements.

The Company’s acquisition of Atlantic Capital does not constitute a business acquisition at the significance level that would require the filing of pro forma financial statements as contemplated by Rule 3.05 of Regulation S-X.

(d)	Exhibits.

In most cases, documents incorporated by reference to exhibits that have been filed with our reports or proxy statements under the Securities Exchange Act of 1934 are available to the public over the Internet from the SEC’s web site at www.sec.gov. You may also read and copy any such document at the SEC’s public reference room located at 100 F Street, N.E., Room 1580, Washington, D.C. 20549 under our SEC file number (001-12669).

Exhibit No.	Description of Exhibit	Incorporated by Reference
		Form	Commission File No.	Exhibit	Filing Date	Filed Herewith

2.1	Agreement and Plan of Merger, dated as of January 25, 2020, by and between Atlantic Capital Bancshares, Inc. and SouthState Corporation *	8-K	001-12669	2.1	7/26/2021

3.1	Amended and Restated Bylaws of SouthState Corporation dated February 24, 2022	8-K	001-12669	3.1	2/24/2022

4.1	Indenture dated as of August 20, 2020, by and between Atlantic Capital Bancshares, Inc. and U.S. Bank Trust Company, National Association (the successor in interest to US Bank National Association), as trustee	8-K	001-37615	4.1	8/21/2020

4.2	Form of 5.50% Fixed-to-Floating Subordinated Note due 2030 of Atlantic Capital Bancshares, Inc.	8-K	001-37615	4.2	8/21/2020

10.1	Form of Subordinated Note Purchase Agreement dated as of August 20, 2020, by and among Atlantic Capital Bancshares, Inc. and the Purchasers*	8-K	001-37615	10.1	8/21/2020

10.2	Form of Registration Rights Agreement dated as of August 20, 2020, by and among Atlantic Capital Bancshares, Inc. and Purchasers	8-K	001-37615	10.2	8/21/2020

10.3	Employment Agreement dated July 22, 2021, by and among SouthState Bank, N.A. and Douglas L. Williams					X

10.4	Employment Agreement dated July 22, 2021, by and among SouthState Bank, N.A. and Richard A. Oglesby, Jr.					X

10.5	Employment Agreement dated July 22, 2021, by and among SouthState Bank, N.A. and Kurt A. Shreiner					X

99.1	Joint Press Release dated March 1, 2022					X

104	Cover Page Interactive Data File (formatted as inline XBRL document)					X

*Schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted schedules upon request by the Commission;

provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedules so furnished.

Cautionary Statement Regarding Forward Looking Statements

Information in this report, other than statements of historical facts, may constitute forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements about the benefits of the proposed merger of SouthState and Atlantic Capital, including future financial and operating results (including the anticipated impact of the transaction on SouthState’s and Atlantic Capital’s respective earnings and tangible book value), statements related to the expected timing of the completion of the merger, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. Forward-looking statements may be identified by terminology such as “may,” “will,” “should,” “scheduled,” “plans,” “intends,” “anticipates,” “expects,” “believes,” “estimates,” “potential,” or “continue” or negatives of such terms or other comparable terminology.

All forward-looking statements are subject to risks, uncertainties and other factors that may cause the actual results, performance or achievements of SouthState or Atlantic Capital to differ materially from any results expressed or implied by such forward-looking statements. Such factors include, among others, (1) the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer than anticipated to be realized, (2) disruption to the parties’ businesses as a result of the announcement and pendency of the merger, (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (4) the risk that the integration of each party’s operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate each party’s businesses into the other’s businesses, (5) the amount of the costs, fees, expenses and charges related to the merger, (6) reputational risk and the reaction of each company’s customers, suppliers, employees or other business partners to the merger, (7) the failure of the closing conditions in the merger agreement to be satisfied, or any unexpected delay in closing the merger, (8) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (9) the dilution caused by SouthState’s issuance of additional shares of its common stock in the merger, (10) a material adverse change in the financial condition of SouthState or Atlantic Capital, (11) general competitive, economic, political and market conditions, (12) major catastrophes such as earthquakes, floods or other natural or human disasters, including infectious disease outbreaks, including the recent outbreak of a novel strain of coronavirus, a respiratory illness, the related disruption to local, regional and global economic activity and financial markets, and the impact that any of the foregoing may have on SouthState or Atlantic Capital and its customers and other constituencies, and (13) other factors that may affect future results of SouthState and Atlantic Capital including changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Additional factors which could affect future results of SouthState and Atlantic Capital can be found in the registration statement on Form S-4, as amended, as well as SouthState’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, and Atlantic Capital’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, in each case filed with the SEC and available on the SEC’s website at http://www.sec.gov. SouthState and Atlantic Capital disclaim any obligation and do not intend to update or revise any forward-looking statements contained in this communication, which speak only as of the date hereof, whether as a result of new information, future events or otherwise, except as required by federal securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHSTATE CORPORATION
(Registrant)

By:	/s/ John C. corbett
Name:	John C. Corbett
Title:	Chief Executive Officer

Dated: March 1, 2022